                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-27517, 333-16201, 33-54993 and 033-54155 of New York State Electric &
Gas Corporation, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 29th day of April, 1998.

                                              /s/ WESLEY W. VON SCHACK
                                     -----------------------------------------

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-27517, 333-16201, 33-54993 and 033-54155 of New York State Electric &
Gas Corporation, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 29th day of April, 1998.

                                                /s/ RICHARD AURELIO
                                     -----------------------------------------

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-27517, 333-16201, 33-54993 and 033-54155 of New York State Electric &
Gas Corporation, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 29th day of April, 1998.

                                                /s/ JAMES A. CARRIGG
                                     -----------------------------------------

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-27517, 333-16201, 33-54993 and 033-54155 of New York State Electric &
Gas Corporation, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 29th day of April, 1998.

                                               /s/ ALISON P. CASARETT
                                     -----------------------------------------

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-27517, 333-16201, 33-54993 and 033-54155 of New York State Electric &
Gas Corporation, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 29th day of April, 1998.

                                              /s/ JOSEPH J. CASTIGLIA
                                     -----------------------------------------

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-27517, 333-16201, 33-54993 and 033-54155 of New York State Electric &
Gas Corporation, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 29th day of April, 1998.

                                                /s/ LOIS B. DEFLEUR
                                     -----------------------------------------

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-27517, 333-16201, 33-54993 and 033-54155 of New York State Electric &
Gas Corporation, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 29th day of April, 1998.

                                               /s/ EVERETT A. GILMOUR
                                     -----------------------------------------

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-27517, 333-16201, 33-54993 and 033-54155 of New York State Electric &
Gas Corporation, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 29th day of April, 1998.

                                                 /s/ PAUL L. GIOIA
                                     -----------------------------------------

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-27517, 333-16201, 33-54993 and 033-54155 of New York State Electric &
Gas Corporation, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 29th day of April, 1998.

                                                 /s/ JOHN M. KEELER
                                     -----------------------------------------

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-27517, 333-16201, 33-54993 and 033-54155 of New York State Electric &
Gas Corporation, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 29th day of April, 1998.

                                                  /s/ BEN E. LYNCH
                                     -----------------------------------------

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-27517, 333-16201, 33-54993 and 033-54155 of New York State Electric &
Gas Corporation, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 29th day of April, 1998.

                                               /s/ ALTON G. MARSHALL
                                     -----------------------------------------

                                                                    EXHIBIT 24-1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Energy East Corporation, a New York corporation, hereby constitutes and appoints W.W. von Schack, S.J. Rafferty, D.W. Farley and T.G. Borkowsky, Esquire and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, to sign, execute and file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, any and all post-effective amendments to Registration Statements Nos. 333-27517, 333-16201, 33-54993 and 033-54155 of New York State Electric &
Gas Corporation, and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he or she might or could do.

    IN WITNESS WHEREOF, the undersigned has set his or her hand this 29th day of April, 1998.

                                                 /s/ WALTER G. RICH
                                     -----------------------------------------